                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 24, 2007
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                             OCEAN SHORE HOLDING CO.
                             -----------------------
             (Exact name of registrant as specified in its charter)


     UNITED STATES                       0-51000                22-3584037
     -------------                       -------                ----------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
   of incorporation)                                         Identification No.)

                1001 ASBURY AVENUE, OCEAN CITY, NEW JERSEY 08226
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (609) 399-0012
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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         On July 24, 2007, Ocean Shore Holding Co. issued a news release announcing its financial results for the quarter and six months ended June 30, 2007. A copy of the news release is included as Exhibit 99.1 to this report.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

         Exhibits

         Number   Description
         99.1              Press Release Dated July 24, 2007

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      OCEAN SHORE HOLDING CO.
                                      (Registrant)



Date:  July 24, 2007                  By: /s/ Steven E. Brady
                                          --------------------------------------
                                          Steven E. Brady
                                          President and Chief Executive Officer